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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - September 21, 1999



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)




       Pennsylvania                  1-7410                    25-1233834
(State or other jurisdiction      (Commission               (I.R.S. Employer
    of incorporation)              File Number              Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania               15258
                   (Address of principal executive offices)     (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.   OTHER EVENTS

          By press release dated September 21, 1999, Mellon Bank Corporation (the "Corporation) announced that its board of directors authorized a new repurchase program covering 25 million shares of the Corporation's common stock.


Exhibit   Description
Number


99.1 Mellon Bank Corporation Press Release, dated September 21, 1999, announcing the matter referenced in Item 5 above.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MELLON BANK CORPORATION



Date:  September 23, 1999               By: /s/ CARL KRASIK
                                            Carl Krasik
                                            Secretary
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                                 EXHIBIT INDEX

Number                            Description                   Method of Filing

99.1                              Press Release dated           Filed herewith
                                  September 21, 1999